SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  March 5, 1998
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                          Consolidated Eco-System, Inc.
 ------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its charter)


                                      Idaho
                                      -----
                 (State or other jurisdiction of incorporation)


                0-25970                               82-0464589
                -------                               ----------
       (Commission file number)            (IRS employer identification no.)

         6807 West 12th Street
            Little Rock, AR                              72204
            ---------------                              -----
(Address of principal executive offices)               (Zip code)



                                 (501) 664-7745
                                 --------------
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant.

      On March 5, 1998, Consolidated Eco-Systems, Inc. was notified that Moore Stephens Frost would no longer continue to serve as its independent auditors for the year ended December 31, 1997. Moore Stephens Frost has declined to provide future services due to an outstanding statement for services arising from a billing dispute with Consolidated Eco-Systems, Inc.

      Consolidated Eco-Systems, Inc. was provided with total billings from Moore Stephens Frost for the year ended December 31, 1997 of approximately $440,000. A billing dispute existed with Moore Stephens Frost regarding the bill. Consolidated Eco-Systems, Inc. believed that the reasonable value of services provided by Moore Stephens Frost for the year ended December 31, 1997 was substantially less than this amount.

      The billing dispute necessitated a change in auditors, as identified below. The billing dispute has now been resolved. Consolidated Eco-Systems, Inc. has agreed to pay the total sum of $275,000 for services provided by Moore Stephens Frost in 1997 and $15,000 for services provided in 1998, according to terms arranged with Moore Stephens Frost.

      Through March 5, 1998, no dispute exists with Moore Stephens Frost regarding accounting principles or practices, auditing scope or procedure, or which would have caused Moore Stephens Frost to make references to the disagreement in its report, except for the matter of the billing dispute and unpaid bill pending resolution of the dispute.

      The report of Moore Stephens Frost, and its predecessor Cooper, Shuffield & Company, for the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty.

      On March 6, 1998, Consolidated Eco-Systems, Inc. retained Leek & Associates of 10411 West Markham, Suite 110, Little Rock, Arkansas 72205 as its independent auditor for the year ended December 31, 1997. The change was recommended by the board of directors of Consolidated EcoSystems, Inc.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 16. Letter on Change in Certifying Accountant from Moore Stephens Frost.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CONSOLIDATED ECO-SYSTEMS, INC.


                         /s/ Sam Sexton III
                         ------------------
                         Sam Sexton III
                         Executive Vice-President

Date: March 24, 1998


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